UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Monroe Street, Tallahassee, Florida	32301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (850) 402-7821

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K
CURRENT REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Capital City Bank Group, Inc. (the “Company”) held its 2026 Annual Meeting of Shareowners on April 21, 2026 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted on at the Annual Meeting.

1.
The following directors were elected for a term to expire at the 2027 annual meeting until their successors are elected and qualified.  Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast were as follows:

	For	Against	Abstain	Broker Non-Votes
Robert Antoine	12,916,967	166,782	17,146	2,089,331
Thomas A. Barron	13,029,570	71,065	260	2,089,331
William F. Butler	12,975,528	123,054	2,313	2,089,331
Stanley W. Connally, Jr.	11,349,473	1,750,517	905	2,089,331
Marshall M. Criser III	12,977,138	122,853	904	2,089,331
Kimberly A. Crowell	12,976,299	124,140	456	2,089,331
Bonnie J. Davenport	12,469,132	621,422	10,341	2,089,331
William Eric Grant	12,923,418	176,402	1,075	2,089,331
Laura L. Johnson	11,857,263	1,241,768	1,864	2,089,331
John G. Sample, Jr.	12,856,148	243,842	905	2,089,331
William G. Smith, Jr.	13,013,863	86,772	260	2,089,331
Ashbel C. Williams	12,986,122	113,868	905	2,089,331

2.	Shareowners approved, on a non-biding advisory basis, executive compensation. The number of votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
12,879,981	195,515	25,399	2,089,331

3.	Shareowners recommended frequency of 1 year on the non-binding vote on executive compensation. The number of votes cast were as follows:

1 Year	2 Years	3 Years	Abstain
12,051,728	186,356	851,160	11,651

4.	Shareowners ratified the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year. The number of votes cast were as follows:

For	Against	Abstain
14,821,583	1,360	367,283

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: April 23, 2026	By:	/s/ Jeptha E. Larkin
Jeptha E. Larkin,
Executive Vice President
and Chief Financial Officer